SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 16, 2001


                       SECURITY CAPITAL GROUP INCORPORATED

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             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland

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                (State or Other Jurisdiction of Incorporation)

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              1-13355                                  36-3692698
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      (Commission File Number)            (I.R.S. Employer Identification No.)


                 125 Lincoln Avenue, Santa Fe, New Mexico 87501
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               (Address of Principal Executive Offices) (Zip Code)


                                 (505) 982-9292
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              (Registrant's Telephone Number, Including Area Code)

Item 5.    Other

      On January 16, 2001, Security Capital Group Incorporated ("Security Capital Group") and Security Capital U.S. Realty, an entity formed under the laws of Luxembourg as a Societe d'Investissement a Capital Fixe ("U.S. Realty"), issued a joint press release announcing the approval by the shareholders of U.S. Realty of the previously announced Transaction Agreement (the "Transaction Agreement") between Security Capital Group, SC Realty Incorporated, an indirect wholly owned subsidiary of Security Capital Group ("SC-Realty"), and U.S. Realty, and the consummation on January 16, 2001 of the transactions contemplated by the Transaction Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference, and the description herein of such press release and the matters described therein is qualified in its entirety by reference to such press release.

      In connection with the transactions described in the Transaction Agreement, Security Capital entered into an Amended and Restated Credit Agreement with Bank of America, N.A., The Chase Manhattan Bank, Wells Fargo Bank, National Association and Chase Securities Inc. and a Term Loan Agreement with the same parties copies of which are attached hereto as Exhibits 10.1 and
10.2 and are hereby incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

           (a)   Financial Statements

                     None.

           (b)   Pro Forma Financial Information

                     None.

           (c)   Exhibits


         Exhibit No.       Document Designation
         ----------        --------------------

           10.1 Amended and Restated Credit Agreement by and between Security Capital Group and Bank of America, N.A., The Chase Manhattan Bank, Wells Fargo Bank, National Association and Chase Securities Inc.

           10.2 Term Loan Agreement by and between Security Capital Group and Bank of America, N.A., The Chase Manhattan Bank, Wells Fargo Bank, National Association and Chase Securities Inc.

      99.1 Joint Press Release of Security Capital Group and U.S. Realty dated January 16, 2001.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SECURITY CAPITAL GROUP INCORPORATED


                                    By:  /s/ Jeffrey A. Klopf
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                                         Jeffrey A. Klopf
                                         Senior Vice President and Secretary



Dated:   January 16, 2001

                                  Exhibit Index


      10.1 Amended and Restated Credit Agreement by and between Security Capital Group Incorporated and Bank of America, N.A., The Chase Manhattan Bank, Wells Fargo Bank, National Association and Chase Securities Inc.

      10.2 Term Loan Agreement by and between Security Capital Group Incorporated and Bank of America, N.A., The Chase Manhattan Bank, Wells Fargo Bank, National Association and Chase Securities Inc.

      99.1 Joint Press Release of Security Capital Group Incorporated and Security Capital U.S. Realty dated January 16, 2001.